                                                                Exhibit 24


                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio Corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1996 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of June 18, 1996.

                                          /s/ Michael A. Keresman, III
                                          --------------------------------------
                                          Michael A. Keresman, III,
                                          Senior Vice President,
                                          Chief Financial Officer, and Secretary
                                          (Principal Financial Officer and
                                          Principal Accounting Officer)

                                                                Exhibit 24

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio Corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1996 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of June 18, 1996.

                                       /s/ Bill R. Sanford
                                       --------------------------------------
                                       Bill R. Sanford, Chairman of the Board
                                       President, Chief Executive Officer
                                       (Principal Executive Officer)

                                                                Exhibit 24

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio Corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1996 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of June 18, 1996.

                                          /s/ Jerry E. Robertson, Ph.D.
                                          --------------------------------------
                                          Jerry E. Robertson, Ph.D.
                                          Director

                                                                Exhibit 24

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio Corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1996 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of June 18, 1996.

                                          /s/ Thomas J. Magulski
                                          --------------------------------------
                                          Thomas J. Magulski
                                          Director

                                                                Exhibit 24

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio Corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1996 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of June 18, 1996.

                                          /s/ Russell L. Carson
                                          --------------------------------------
                                          Russell L. Carson
                                          Director

                                                                Exhibit 24

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio Corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended March 31, 1996 (the "Annual Report"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, and and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of June 18, 1996.

                                          /s/ Frank E. Samuel, Jr.
                                          --------------------------------------
                                          Frank E. Samuel, Jr.
                                          Director